Sonic Automotive – Investor Presentation February 2021 Updated February 17, 2021 Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 on operations, anticipated future new vehicle unit sales volume, anticipated future used vehicle unit sales volume, anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, anticipated expense reductions, long-term annual revenue targets, anticipated future growth and profitability in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, the Company’s Current Report on Form 8-K Filed on February 12, 2021 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 Sonic Automotive: Who We Are QUICK FACTS Our High Growth EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers Our Core Franchised Dealerships Segment is a Full-Service Automotive Retailer, Selling New and Used Vehicles, Arranging F&I Product Sales, and Providing Parts, Service and Collision Repair 104 20+ 14 13 $9.8B $1.4B 93K New Vehicles Sold 159K Total Revenues Automotive Brands Locations Used Vehicles Sold States Collision Centers Gross Profit Note: Revenue, Gross Profit, New & Used Vehicles Sold are for FY 2020

5 Investment Highlights Multiple Growth And Profit Drivers For Franchised Segment Unique, High Return EchoPark Business Model Broad Revenue Stream Diversification Complementary Relationship – Sonic Franchised And EchoPark Disciplined Capital Allocation To Accelerate EchoPark Growth Focused On Expense Control And Strengthening The Balance Sheet Expect To More Than Double Total Revenue By 2025

6 Revenue Composition BY GEOGRAPHY TX 28% CA 26%CO 10% TN 7% FL 7% AL 6% NC 5% GA 3% VA 2% MD 2% SC 2% NV 2% Concentrated in Major Metro Markets Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for FY 2020

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for FY 2020 5% 34% 13% 42% 39% 7%43% 17% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for FY 2020 Brand % of Revenue Franchise Brand % of Revenue BMW 22% Mercedes 11% Audi 6% Lexus 4% Land Rover 4% Porsche 3% Cadillac 2% MINI 1% Other Luxury (1) 2% Honda 11% Toyota 7% Hyundai 1% Volkswagen 1% Nissan <1% EchoPark 15% Non-Franchise 15% Ford 5% General Motors (2) 5% Luxury 55% 20%Import Domestic 10% (1) Includes Volvo, Jaguar, Acura and Infiniti (2) Includes Chevrolet, GMC and Buick Business Line Mix

8 EchoPark Automotive – A Unique Growth Story Expansion Plan For 140+ Point Distribution Network By 2025 Unique, High Return Business Model 1 to 4-Year-Old Vehicles - Nearly New With Remaining OEM Warranty 30% of Guests Travel More Than 30 Minutes To Shop Our Inventory 10% Below Market Pricing With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience.

EchoPark – High Volume Model Drives Superior Returns

Ultra-Low Pricing	›	Attractive F&I	›	High Volume Throughput
May Yield Slightly Negative Front-End Gross Profit Per Unit		Higher Penetration Rates On F&I Products vs. Sonic Franchised Stores		5X Volume Per Store Per Month vs. Sonic Franchised Stores

Gross Profit Per Unit ("GPU")	Franchised Used	EchoPark	B (W)
Front-End Used Vehicle GPU	$1,300	$(100)	
F&I GPU	$1,400	$2,250	
Parts and Service Reconditioning GPU	$500	-	
Total Used-Related GPU	$3,200	$2,150	($1,050)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	$3,200	$10,750	$7,550

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive EchoPark Automotive 9

10 Franchised Dealerships Complementary Relationship Between Segments • Thrives When New Vehicle Industry Is Healthy, Particularly Where Luxury Brands Are Strong • Diverse Revenue Streams - Some Recession-Resistant • Relatively Low Fixed Costs And Multiple Operational Levers • Further Growth Opportunities:  Parts and Service Business  Used Vehicles  F&I Penetration • Strong Secular Growth Phase Due To:  Focus On Recession-Resistant Pre-Owned Vehicle Market  Below-Market Price Strategy  Simplified, Easy Purchase Experience • If Pre-Owned Vehicle Valuations Decline, EchoPark Should:  Benefit From Rapid Inventory Turns, Creating An Even Greater Pricing Advantage Over Competitors To Drive Additional Volume

Industry-Leading Used Vehicle Volume Throughput

Retail Used Vehicle Unit Sales Per Store Per Month



Sonic Automotive
EchoPark AUTOMOTIVE
83
104
101
295
491
402
Peer Average*
Sonic Franchised (Q3 2020)
Sonic Franchised (Q4 2020)
CarMax**
EchoPark** (Q3 2020)
EchoPark** (Q4 2020)

Utilize Highly Efficient Inventory Sourcing, Pricing And Selling Processes To Maximize Throughput

* Peer Average Is Store Count As Of And Unit Sales For The Quarter Ended September 30, 2020 (Q4 2020 Data Not Available As Of Date Of This Report) For ABG, AN, GPI, LAD And PAG

** CarMax Data Is Store Count As Of And Unit Sales For The Quarter Ended November 30, 2020, EchoPark Data Includes Retail Hub Locations Open For At Least Three Full Months

Note: Data Source – Company Filings, Company Websites

Sonic Automotive EchoPark Automotive 11

12 Inventory Management Expertise 43 30 30 Peer Average* Sonic Franchised (September 30, 2020) Sonic Franchised (December 31, 2020) * Peer Average Is As Of September 30, 2020 (December 31, 2020 Data Not Available As Of Date Of This Report) For ABG, AN, GPI, LAD And PAG ** CarMax Data Is As Of November 30, 2020 Note: Data Source – Company Filings, Calculated Based On Trailing Quarter Cost Of Sales If Not Explicitly Disclosed 58 34 41 CarMax** EchoPark (September 30, 2020) EchoPark (December 31, 2020) Low Inventory Days’ Supply Reduces Risk Of Fluctuations In Used Vehicle Valuations Data Analytics Tools Enable Accuracy, Consistency And Scalability Of Used Inventory Sourcing And Pricing Used Vehicle Inventory Days’ Supply Opened 4 New Locations In Q4 2020 – Days’ Supply Higher Due To Immature Sales Volume

Strategic Direction

Franchised Dealerships

Drive New And Used Vehicle Profit Growth Through Multiple Channels (Traditional Sale Or Lease, Online Selling, Alternative Sources Of Inventory)

Continued Growth Opportunity In Parts & Service, F&I

Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management

EchoPark

Early-Stage Strong Secular Growth Phase

Profitability Improving As Older Stores Continue To Mature

14 Retail Hub Locations And 2 Delivery & Buy Centers Open At December 31, 2020

Projected To Add 25 New Locations Annually In 2021-2025

Accelerated Growth Plan For 140+ Point Distribution Network Expected To Deliver 575,000 Unit Sales Annually By 2025

Capital Allocation

Strict Capital Allocation Strategy Prioritizes Highest Return on Investment

Strategically Deploy Capital To Accelerate EchoPark's Already Strong Growth

Continue To Monitor Acquisition Opportunities As Market Evolves

13

14 EchoPark

EchoPark – Brand Promise

EchoPark
AUTOMOTIVE

Price. Quality. Experience.

- Up To 40% Below New Vehicle Price
- Up To 10% Below Used Vehicle Market Price
- High Quality, Low Mileage Vehicle With Existing Warranty
- Transparent Guest-Centric Experience
- New Car Feel Without The New Car Price
- Zero Reported Accidents On CARFAX
- Buy & Sell Your Way – On-Site Or Online
- Complete Purchase In Under An Hour

The Full Omni-Channel Option

Sonic Automotive EchoPark AUTOMOTIVE
15

16 EchoPark – Developing Nationwide Distribution Network Existing Retail Hub Existing Delivery & Buy Center Delivery & Buy Center Coverage Area 140+ Point Distribution Network By 2025 New Retail Hub To Open In 2021-2022

EchoPark – Modeled 4-Wall Economics At Maturity

(Modeled Metrics Assume 100% Maturity)	Delivery & Buy Center	Medium Retail Hub	Large Retail Hub
Average Monthly Retail Unit Volume	300	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500	$ 20,500
Total Annual Revenues	$ 82,000,000	$ 205,000,000	$ 410,000,000
Total Combined Gross Profit Per Unit Retailed ("GPU")	$ 1,700	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	65%	60%	60%
Annual Pre-Tax Profit	$ 2,100,000	$ 7,200,000	$ 14,400,000
Average Compensation Per Employee (with Fringe)	$ 68,000	$ 78,000	$ 78,000
Total Headcount	7	105	170
Sales Experience Guide ("EG") Headcount	N/A	25	50
Average Retail Unit Sales Per EG Per Month	N/A	30	30
Target Inventory Days' Supply	N/A	30 Days	30 Days
Working Capital Investment	$ -	$ 15,000,000	$ 31,000,000
Inventory Floor Plan Financing	$ -	$ (15,000,000)	$ (31,000,000)
Capital Expenditures, Including Land (Varies By Market)	$1-$2 Million	$7-$12 Million	$20-$25 Million
Estimated Months to Breakeven	3-6 Months	6-9 Months	6-9 Months
Estimated Years to Maturity	2 Years	4 Years	5 Years
Pre-Tax Return On Investment	**55%+**	**35% - 50%**	**28% - 33%**

Note: Estimated average pre-tax losses of $1.5 to $2.0 million per new medium or large retail hub opening (~40% incurred in 3 months prior to opening, ~60% incurred post-opening prior to targeted breakeven). Pre-tax losses for new delivery & buy center locations are expected to be approximately $0.2 million per location prior to targeted breakeven.
Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive EchoPark AUTOMOTIVE 17

EchoPark – Delivery & Buy Center Model



Existing Retail Hub | Delivery & Buy Center Market Coverage Opportunity

Delivery & Buy Center Model

- Utilize Existing Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion)
- Advertise Inventory In Surrounding Markets
- Drive Incremental eCommerce Sales In New Markets
- Inspect & Buy Vehicles From Guests After Online Appraisal
- Arrange Next-To-Last-Mile Transit To EchoPark Delivery & Buy Center
- Guest Picks Up Vehicle At EchoPark Delivery & Buy Center Near Their Home

Strategic Advantages

- Quick Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage

Delivery & Buy Center Locations

- Greenville, SC (Opened July 2020)
- Knoxville, TN (Opened December 2020)
- Expect To Open 20 Additional Locations Annually In 2021-2025

Sonic Automotive EchoPark AUTOMOTIVE
18

19 EchoPark – 5-Year Accelerated Growth Forecast 57,161 575,000 FY 2020 FY 2025E Retail Unit Sales Volume FY 2020 FY 2025E $1.4 $14.0 Total Revenues (In Billions) 58% CAGR $221.0 FY 2020 FY 2025E Pre-Tax Profit (Loss) (In Millions) ($1.1) $11.0 $261.0 FY 2020 FY 2025E EBITDA (In Millions) Rate Of Expansion • Expect to Open 25 Locations Per Year From 2021-2025 • 20 Delivery & Buy Centers • 5 Medium Or Large Retail Hubs • See 4-Wall Model On Prior Slide Total Addressable Market • ~20 Million 0-4 Year Old Vehicle Transactions Annually • Existing Stores Generate >300,000 Unique Leads On An Annualized Basis • Rapid Expansion To Meet Current Demand And Considerable Upside Opportunity Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially.

20 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (In M ill io ns ) Quarterly Retail Units Quarterly Revenue Retail Unit Volume Forecast: Q1 2021E – 18,000-19,000 Units FY 2021E – 100,000-105,000 Units Despite Impact Of COVID-19, We Expect Return To High Rate Of Revenue And Unit Sales Volume Growth From Maturity Of Existing Markets And New Market Openings

21 EchoPark – Adjusted EBITDA Trend ($2,802) ($1,115) ($3,353) ($2,168) ($3,029) ($2,059) $4,957 $4,792 $6,352 $5,299 $5,169 $5,569 $3,149 ($2,921) $6,093 $6,214 $6,831 $4,804 $(290) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Adjusted EBITDA Less Impact of New Stores Q4 2020 Includes Impact Of 4 New Store Openings, Continued GPU Pressure Driving Lower Adjusted EBITDA (In T ho us an ds ) Newly Opened Store Losses and Future Store Pre-Opening Costs Reduced FY 2020 Adjusted EBITDA By $6.6 Million Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure)

22 EchoPark – Market Maturity Comparison - 150 300 450 600 750 900 1,050 1,200 1,350 1,500 1,650 1,800 Denver/Colorado Springs Dallas San Antonio Charlotte Houston Long Beach Tampa Nashville Atlanta Average Monthly Retail Unit Volume Q4 2020 Q4 2019 Note – Delivery & Buy Center Sales are Included in the Retail Hub Market Where Inventory Resides (e.g., Greenville, SC is in the Charlotte Market) Newer Markets Continue to Grow In Line With Forecast Model >5 Years In Market >5 Years In Market 3 Years In Market 2 Years In Market 2 Years In Market 1 Year In Market Market Opened April 2020 Market Opened October 2020 Market Opened December 2020 Grew Market Share In All Markets – Denver, Dallas And Long Beach Experienced Lower Overall Market Transaction Volume Due To COVID-19

23 Franchised Dealerships

24 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) Franchised Dealerships Franchised Dealerships84 Brands, Luxury Weighted20+ New & hicle Sales Parts & r i (P&S) Finance & Insurance (F&I) Collision Repair Centers14 20 Major Metropolitan Markets Focused On Inventory Mix and Attractive Pricing to Drive Growth and Profitability

25 Franchised Dealerships – Geographic Footprint Platforms in Major Metro Markets Headquartered in Charlotte, NC 84 Stores, 20+ Brands, 14 Collision Repair Centers

26 Franchised Dealerships – Strategic Levers Multiple Growth Drivers Divest Underperforming or Capital-Intensive Stores Grow Parts and Service Maximize F&I Penetration Used Vehicle Volume Throughput Inventory Sourcing Apply EchoPark Learnings Omni-Channel Platform SG&A Expense Discipline Acquire Potential High Return Stores

27 Omni-Channel Strategy

Full Omni-Channel Infrastructure

Sonic Automotive

EchoPark AUTOMOTIVE

Buy & Sell Your Way

ON-SITE ⟷ ONLINE

Seamless to the Guest

Digital Interface	Develop & Launch eCommerce Platform
	Proprietary Ability to Buy a Car A to Z Online or Any Step In Between
People	Guest Experience Managers; Centralized Appraisals, Inventory Sourcing, Pricing; Centralized Call Support; Centralized F&I; Centralized Marketing
Proprietary Technology	Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology

Sonic Automotive EchoPark AUTOMOTIVE 28

Buy & Sell Your Way

Buy & Sell Your Way

- Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To Choose Their Preferred Buying Approach
- A Flexible, Guest-Centric Experience With Options
- Will Be Seamless To The Guest, Regardless of Which Path They Choose

Buy On-Site

- Complete A Traditional Vehicle Purchase Experience With A Modern, Technology-Enabled Approach
- Can Be Completed In Under An Hour

Start Online, Finish On-Site Or Buy Completely Online

- Research Online, Utilize Chat, Text, Phone, Zoom To Reduce In-Person Process
- Review And Select Insurance Products And Financing Options
- Includes Online Trade-In Appraisal And Firm Purchase Offer

- Complete A Full eCommerce Transaction In Minutes
- Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery & Buy Center

Represents ~10% Of Q4 2020 Vehicle Sales Transactions

29

30 Q4 & FY 2020 Financial Snapshot

31 Q4 2020 – Consolidated Continuing Operations B/(W) than Q4 2019 (In millions, except per share data) Q4 2020 $ % Revenues $2,798.6 $50.1 1.8% Gross profit $389.1 ($4.8) (1.2%) SG&A expenses $259.0 $1.9 0.7% SG&A expenses as % of gross profit 66.6% (40) bps Earnings from continuing operations before taxes $90.4 $29.4 48.3% Continuing Ops: Net income $57.5 $11.2 24.2% Diluted earnings per share $1.31 $0.27 26.0% Refer to Appendix for Calculation of Adjusted Results and Reconciliation of Non-GAAP Measures Excluding The Effect Of Franchise Disposals, Revenues Increased 3.8% & Gross Profit Increased 0.7% Sustained Expense Reductions Drove Profit And EPS Growth In Q4 2020 Q4 2020 Adjusted SG&A Expenses As % Of Gross Profit Decreased 560 Basis Points, To 68.1% Q4 2020 Adjusted EPS Of $1.50, Up 54.6% Compared To Q4 2019

32 FY 2020 – Consolidated Continuing Operations B/(W) than FY 2019 (In millions, except per share data) FY 2020 $ % Revenues $9,767.0 ($687.3) (6.6%) Gross profit $1,423.6 ($97.4) (6.4%) SG&A expenses $1,028.7 $70.7 6.4% SG&A expenses as % of gross profit 72.3% 0 bps Earnings (loss) from continuing operations before taxes ($34.8) ($234.4) (117.4%) Continuing Ops: Net income (loss) ($50.7) ($195.2) (135.1%) Diluted earnings (loss) per share ($1.19) ($4.50) (136.0%) Refer to Appendix for Calculation of Adjusted Results and Reconciliation of Non-GAAP Measures Excluding The Effect Of Franchise Disposals, Revenues Decreased 3.2% & Gross Profit Decreased 3.3% FY 2020 Adjusted SG&A Expenses As % Of Gross Profit Decreased 400 Basis Points, To 72.9% FY 2020 Adjusted EPS Of $3.85, Up 45.3% Compared To FY 2019

33 Strong Balance Sheet And Liquidity December 31, 2020 December 31, 2019 (In Millions) Cash and cash equivalents 170.3$ 29.1$ Availability under the 2016 Revolving Credit Facility 214.7 230.7 Availability under our used vehicle floor plan facilities(1) - 17.1 Availability under the 2019 Mortgage Facility 11.2 3.1 Availability under the 2020 Line Of Credit Facility 57.0 - Floor plan deposit balance 73.2 - Total available liquidity resources 526.4$ 280.0$ Covenant Requirement* December 31, 2020 December 31, 2019 Liquidity ratio >= 1.05 1.18 1.11 Fixed charge coverage ratio >= 1.20 2.07 1.60 Total lease adjusted leverage ratio <= 5.75 2.78 3.21 Net debt to Adjusted EBITDA ratio(2) 1.29 2.20 * As Defined In The 2016 Revolving Credit Facility and 2019 Mortgage Facility (1) During Q2 2020 Sonic Converted Its Used Vehicle Floor Plan Facilities From A Borrowing Base To A VIN-Specific Floor Plan Line. The December 31, 2020 Availability Under This Line Was $34.6 Million. (2) Refer to Appendix for Calculation of Adjusted Results and Reconciliation of Non-GAAP Measures Strategic Management Actions Have Significantly Increased Available Liquidity During The COVID-19 Pandemic

34 Capital Expenditure Discipline Strict Capital Allocation Strategy Prioritizes Highest Return On Investment Actual FY 2020 Capital Expenditures Of $74.0 Million, Net Of Mortgage Proceeds FY 2021E Includes Plans For 25 Additional EchoPark Locations $181.2 $87.8 $89.3 $92.4 $100.0 $53.0 $75.8 $36.3 $34.8 $75.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021E Gross Capital Expenditures (In Millions) Franchise EchoPark

35 Appendix

36 Non-GAAP Reconciliation – Adjusted SG&A Expenses Better / (Worse) Q4 2020 Q4 2019 Change % Change Reported : (In millions) Compensation $ 176.1 $ 184.5 $ 8.4 4.6 % Advertising 10.5 14.5 4.0 27.6 % Rent 13.6 13.3 (0.3) (2.3)% Other 58.8 48.6 (10.2) (21.0)% Total SG&A expenses $ 259.0 $ 260.9 $ 1.9 0.7 % Items of interest: Gain on franchise and real estate disposals 6.0 29.3 Total SG&A Adjustments $ 6.0 $ 29.3 Adjusted : Total adjusted SG&A expenses $ 265.0 $ 290.2 $ 25.2 8.7 % Reported SG&A expenses as a % of gross profit: Compensation 45.2% 46.8% 160 bps Advertising 2.7% 3.7% 100 bps Rent 3.5% 3.4% (10) bps Other 15.2% 12.3% (290) bps Total SG&A expenses as a % of gross profit 66.6% 66.2% (40) bps Items of interest: Gain on franchise and real estate disposals 1.5% 7.5 % Total effect of adjustments 1.5% 7.5 % Adjusted Total SG&A expenses as a % of gross profit 68.1% 73.7% 560 bps

37 Non-GAAP Reconciliation – Adjusted SG&A Expenses Better / (Worse) FY 2020 FY 2019 Change % Change Reported : (In millions) Compensation $ 659.8 $ 733.9 $ 74.1 10.1 % Advertising 42.2 60.8 18.6 30.6 % Rent 54.5 54.6 0.1 0.2 % Other 272.8 250.1 (22.7) (9.1)% Total SG&A expenses $ 1,029.3 $ 1,099.4 $ 70.1 6.4 % Items of interest: Gain on franchise and real estate disposals 9.2 76.0 Executive transition costs - (6.3) Total SG&A Adjustments $ 9.2 $ 69.7 Adjusted : Total adjusted SG&A expenses $ 1,038.5 $ 1,169.1 $ 130.6 11.2 % Reported SG&A expenses as a % of gross profit: Compensation 46.3% 48.3% 200 bps Advertising 3.0% 4.0% 100 bps Rent 3.8% 3.6% (20) bps Other 19.2% 16.4% (280) bps Total SG&A expenses as a % of gross profit 72.3% 72.3% - bps Items of interest: Gain on franchise and real estate disposals 0.6% 4.6 % Total effect of adjustments 0.6% 4.6 % Adjusted Total SG&A expenses as a % of gross profit 72.9% 76.9% 400 bps

38 Non-GAAP Reconciliation – Earnings Per Share Q4 2020 Q4 2019 (In thousands, except per share amounts) Weighted- Average Shares Amount Per Share Amount Weighted- Average Shares Amount Per Share Amount Diluted earnings (loss) and shares from continuing operations 44,022 57,483$ 1.31$ 44,463 46,270$ 1.04$ Items of interest: Gain on franchise and real estate disposals (6,039)$ (29,303)$ Loss on debt extinguishment - 7,157 Impairment charges 1,158 17,692 Total pre-tax items of interest (4,881)$ (4,454)$ Tax effect of above items 1,281 1,291 Non-recurring tax items 11,941 - Adjusted diluted earnings (loss) and shares from continuing operations 44,022 65,824$ 1.50$ 44,463 43,107$ 0.97$

39 Non-GAAP Reconciliation – Earnings Per Share FY 2020 FY 2019 (In thousands, except per share amounts) Weighted- Average Shares Amount Per Share Amount Weighted- Average Shares Amount Per Share Amount Diluted earnings (loss) and shares from continuing operations(1) 42,483 (50,664)$ (1.19)$ 43,710 144,537$ 3.31$ Items of interest: Gain on franchise and real estate disposals (9,188)$ (75,983)$ Executive transition costs - 6,264 Loss on debt extinguishment - 7,157 Impairment charges 269,158 19,618 Total pre-tax items of interest 259,970$ (42,944)$ Tax effect of above items (40,421) 14,194 Adjusted diluted earnings (loss) and shares from continuing operations 43,903 168,885$ 3.85$ 43,710 115,787$ 2.65$ (1) Basic Weighted-Average Shares Used For Twelve Months Ended December 31, 2020 Due To Net Loss On GAAP Basis

Non-GAAP Reconciliation – Segment Income

(In millions, except unit data)	Franchised Dealerships Segment Q4 2020	Franchised Dealerships Segment Q4 2019	EchoPark Segment Q4 2020	EchoPark Segment Q4 2019	Consolidated Q4 2020	Consolidated Q4 2019
Revenues	$ 2,411.6	$ 2,439.9	$ 386.9	$ 308.6	$ 2,798.6	$ 2,748.4
Gross profit	$ 363.0	$ 364.6	$ 26.1	$ 29.2	$ 389.1	$ 393.9
SG&A expenses	$ 235.9	$ 237.8	$ 23.0	$ 23.1	$ 259.0	$ 260.9
Adjusted segment income	$ 91.6	$ 54.5	$ (6.0)	$ 2.1	$ 85.6	$ 56.6
Gain on franchise and real estate disposals	0.8	29.3	5.2	-	6.0	29.3
Loss on extinguishment of debt	-	(7.2)	-	-	-	(7.2)
Segment income	$ 92.4	$ 76.6	$ (0.8)	$ 2.1	$ 91.6	$ 78.7
Impairment charges	(1.2)	(1.1)	-	(16.6)	(1.2)	(17.7)
Earnings (loss) from continuing operations before taxes	$ 91.2	$ 75.5	$ (0.8)	$ (14.5)	$ 90.4	$ 61.0
Adjusted earnings (loss) from continuing operations before taxes	$ 91.6	$ 54.5	$ (6.0)	$ 2.1	$ 85.6	$ 56.6
Gain on franchise and real estate disposals	0.8	29.3	5.2	-	6.0	29.3
Loss on extinguishment of debt	-	(7.2)	-	-	-	(7.2)
Impairment charges	(1.2)	(1.1)	-	(16.6)	(1.2)	(17.7)
Earnings (loss) from continuing operations before taxes	$ 91.2	$ 75.5	$ (0.8)	$ (14.5)	$ 90.4	$ 61.0
Adjusted net income (loss) from continuing operations					$ 65.8	$ 43.1
Gain on franchise and real estate disposals (before taxes)					6.0	29.3
Loss on extinguishment of debt (before taxes)					-	(7.2)
Impairment charges (before taxes)					(1.2)	(17.7)
Tax effect of items of interest and non-recurring tax items					(13.1)	(1.2)
Net income (loss) from continuing operations					$ 57.5	$ 46.3
New vehicle unit sales volume	27,566	30,591	-	-	27,566	30,591
Retail used vehicle unit sales volume	25,490	27,099	14,841	12,676	40,331	39,775

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

40

Non-GAAP Reconciliation – Segment Income

(In millions, except unit data)	Franchised Dealerships Segment FY 2020	Franchised Dealerships Segment FY 2019	EchoPark Segment FY 2020	EchoPark Segment FY 2019	Consolidated FY 2020	Consolidated FY 2019
Revenues	$ 8,348.1	$ 9,292.3	$ 1,419.0	$ 1,162.0	$ 9,767.0	$ 10,454.3
Gross profit	$ 1,309.4	$ 1,408.6	$ 114.2	$ 112.4	$ 1,423.6	$ 1,521.0
SG&A expenses	$ 933.7	$ 1,011.8	$ 94.9	$ 87.6	$ 1,028.7	$ 1,099.4
Adjusted segment income	$ 227.2	$ 148.8	$ (1.1)	$ 9.2	$ 226.1	$ 158.0
Gain on franchise and real estate disposals	4.0	76.0	5.2	-	9.2	76.0
Executive transition costs	-	(6.3)	-	-	-	(6.3)
Loss on extinguishment of debt	-	(7.2)	-	-	-	(7.2)
Segment income	$ 231.2	$ 211.3	$ 4.1	$ 9.2	$ 235.3	$ 220.5
Impairment charges	(270.0)	(1.1)	-	(19.7)	(270.0)	(20.8)
Earnings (loss) from continuing operations before taxes	$ (38.8)	$ 210.2	$ 4.1	$ (10.5)	$ (34.7)	$ 199.7
Adjusted earnings (loss) from continuing operations before taxes	$ 226.4	$ 148.8	$ (1.1)	$ 8.0	$ 225.3	$ 156.8
Gain on franchise and real estate disposals	4.0	76.0	5.2	-	9.2	76.0
Executive transition costs	-	(6.3)	-	-	-	(6.3)
Loss on extinguishment of debt	-	(7.2)	-	-	-	(7.2)
Impairment charges	(269.2)	(1.1)	-	(18.5)	(269.2)	(19.6)
Earnings (loss) from continuing operations before taxes	$ (38.8)	$ 210.2	$ 4.1	$ (10.5)	$ (34.7)	$ 199.7
Adjusted net income (loss) from continuing operations					$ 168.8	$ 115.8
Gain on franchise and real estate disposals (before taxes)					9.2	76.0
Executive transition costs (before taxes)					-	(6.3)
Loss on extinguishment of debt (before taxes)					-	(7.2)
Impairment charges (before taxes)					(269.2)	(19.6)
Tax effect of items of interest and non-recurring tax items					40.5	(14.2)
Net income (loss) from continuing operations					$ (50.7)	$ 144.5
New vehicle unit sales volume	93,281	114,131	-	-	93,281	114,131
Retail used vehicle unit sales volume	101,864	112,629	57,161	49,520	159,025	162,149

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

41

42 Non-GAAP Reconciliation – Adjusted EBITDA (In thousands) FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Net Income (Loss) 93,193$ 92,983$ 51,650$ 144,137$ (51,385)$ Provision For Income Taxes 59,899 13,198 22,645 54,954 15,619 Income (Loss) Before Taxes 153,092$ 106,181$ 74,295$ 199,091$ (35,766)$ Non-Floor Plan Interest 48,034 50,531 52,049 50,475 38,672 Depreciation and Amortization 81,034 92,127 96,652 95,646 93,922 Stock-Based Compensation Expense 11,165 11,119 11,853 10,797 11,704 Loss (Gain) On Exit Of Leased Dealerships 1,386 2,157 1,709 (170) - Impairment Charges 8,063 9,394 29,514 20,768 270,017 Loss (Gain) On Debt Extinguishment (6) 14,607 - 6,690 - Long-Term Compensation Charges - - 32,522 - - Loss (Gain) on Franchise and Real Estate Disposals 48 (9,980) (39,307) (74,812) (8,247) Adjusted EBITDA 302,816$ 276,136$ 259,287$ 308,485$ 370,302$ Long-Term Debt (Including Current Portion) 882,678$ 1,024,703$ 945,083$ 706,886$ 720,067$ Cash and Equivalents (3,108) (6,352) (5,854) (29,103) (170,313) Floor Plan Deposit Balance (10,000) (3,000) - - (73,180) Net Debt 869,570$ 1,015,351$ 939,229$ 677,783$ 476,574$ Net Debt To Adjusted EBITDA Ratio 2.87 3.68 3.62 2.20 1.29 Note – Balance Sheet Amounts Are As Of December 31 for the FY Then Ended.

43 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) (In thousands) Net Income (Loss) $ 57,339 $ 46,307 Provision For Income Taxes 32,845 14,703 Income (Loss) Before Taxes $ 91,211 $ (833) $ (194) $ 90,184 $ 75,466 $ (14,518) $ 62 $ 61,010 Non-Floor Plan Interest 8,963 201 - 9,164 12,335 435 - 12,770 Depreciation And Amortization 21,167 2,863 - 24,030 20,972 2,765 - 23,737 Stock-Based Compensation Expense 3,152 - - 3,152 2,690 - - 2,690 Impairment Charges 1,158 - - 1,158 1,075 16,617 - 17,692 Loss On Debt Extinguishment - - - - 6,690 - - 6,690 Gain On Franchise And Real Estate Disposals (821) (5,152) - (5,973) (29,242) - - (29,242) Adjusted EBITDA $ 124,830 $ (2,921) $ (194) $ 121,715 $ 89,986 $ 5,299 $ 62 $ 95,347 Q4 2020 Q4 2019

Non-GAAP Reconciliation – Adjusted EBITDA

	Q3 2020				Q3 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ 59,818				$ 29,010
Provision For Income Taxes				20,620				11,307
Income (Loss) Before Taxes	$ 80,434	$ 239	$ (235)	$ 80,438	$ 38,417	$ 2,123	$ (223)	$ 40,317
Non-Floor Plan Interest	9,781	147	-	9,928	12,011	402	-	12,413
Depreciation And Amortization	21,004	2,763	-	23,767	21,561	2,703	-	24,264
Stock-Based Compensation Expense	3,153	-	-	3,153	2,681	-	-	2,681
Impairment Charges	26	-	-	26	-	1,124	-	1,124
Gain On Franchise Disposals	(3,388)	-	-	(3,388)	823	-	-	823
Adjusted EBITDA	$ 111,010	$ 3,149	$ (235)	$ 113,924	$ 75,493	$ 6,352	$ (223)	$ 81,622

	Q2 2020				Q2 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ 30,791				$ 26,599
Provision For Income Taxes				6,353				10,009
Income (Loss) Before Taxes	$ 34,856	$ 2,577	$ (289)	$ 37,144	$ 35,129	$ 1,693	$ (213)	$ 36,608
Non-Floor Plan Interest	8,938	234	-	9,172	12,599	431	-	13,030
Depreciation And Amortization	20,514	2,758	-	23,272	21,736	2,668	-	24,404
Stock-Based Compensation Expense	2,971	-	-	2,971	2,612	-	-	2,612
Impairment Charges	833	-	-	833	-	-	-	-
Gain On Franchise Disposals	1,117	-	-	1,117	356	-	-	356
Adjusted EBITDA	$ 69,229	$ 5,569	$ (289)	$ 74,509	$ 72,432	$ 4,792	$ (213)	$ 77,010

44

Non-GAAP Reconciliation – Adjusted EBITDA

	Q1 2020				Q1 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ (199,333)				$ 42,221
Provision For Income Taxes				(44,200)				18,935
Income (Loss) Before Taxes	$ (245,344)	$ 2,096	$ (285)	$ (243,533)	$ 61,156	$ 180	$ (180)	$ 61,156
Non-Floor Plan Interest	10,043	365	-	10,408	11,829	433	-	12,262
Depreciation And Amortization	20,144	2,708	-	22,852	20,824	2,418	-	23,242
Stock-Based Compensation Expense	2,427	-	-	2,427	2,814	-	-	2,814
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(170)	-	-	(170)
Impairment Charges	268,000	-	-	268,000	26	1,926	-	1,952
Gain On Franchise Disposals	-	-	-	-	(46,750)	-	-	(46,750)
Adjusted EBITDA	$ 55,270	$ 5,169	$ (285)	$ 60,154	$ 49,729	$ 4,957	$ (180)	$ 54,506

	Q4 2019				Q4 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ 46,307				$ 21,821
Provision For Income Taxes				14,703				9,150
Income (Loss) Before Taxes	$ 75,466	$ (14,518)	$ 62	$ 61,010	$ 37,388	$ (6,196)	$ (221)	$ 30,971
Non-Floor Plan Interest	12,335	435	-	12,770	12,902	423	89	13,414
Depreciation And Amortization	20,972	2,765	-	23,737	21,086	2,211	-	23,297
Stock-Based Compensation Expense	2,690	-	-	2,690	1,264	-	-	1,264
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1,080)	3	89	(988)
Impairment Charges	1,075	16,617	-	17,692	14,053	1,500	-	15,553
Loss On Debt Extinguishment	6,690	-	-	6,690	-	-	-	-
Gain On Franchise Disposals	(29,242)	-	-	(29,242)	(158)	-	-	(158)
Adjusted EBITDA	$ 89,986	$ 5,299	$ 62	$ 95,347	$ 85,455	$ (2,059)	$ (43)	$ 83,353

45

Non-GAAP Reconciliation – Adjusted EBITDA

	Q3 2019				Q3 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ 29,010				$ 15,118
Provision For Income Taxes				11,307				7,262
Income (Loss) Before Taxes	$ 38,417	$ 2,123	$ (223)	$ 40,317	$ 28,087	$ (5,455)	$ (252)	$ 22,380
Non-Floor Plan Interest	12,011	402	-	12,413	12,279	423	98	12,800
Depreciation And Amortization	21,561	2,703	-	24,264	22,140	1,999	-	24,139
Stock-Based Compensation Expense	2,681	-	-	2,681	4,578	-	-	4,578
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	24	4	103	131
Impairment Charges	-	1,124	-	1,124	-	-	-	-
Gain On Franchise Disposals	823	-	-	823	88	-	-	88
Adjusted EBITDA	$ 75,493	$ 6,352	$ (223)	$ 81,622	$ 67,196	$ (3,029)	$ (51)	$ 64,116

	Q2 2019				Q2 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ 26,599				$ 16,905
Provision For Income Taxes				10,009				8,142
Income (Loss) Before Taxes	$ 35,129	$ 1,693	$ (213)	$ 36,608	$ 53,176	$ (27,832)	$ (297)	$ 25,047
Non-Floor Plan Interest	12,599	431	-	13,030	12,349	406	106	12,861
Depreciation And Amortization	21,736	2,668	-	24,404	22,801	1,919	-	24,720
Stock-Based Compensation Expense	2,612	-	-	2,612	3,049	-	-	3,049
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(2,618)	6	106	(2,506)
Impairment Charges	-	-	-	-	10,317	-	-	10,317
Long-Term Compensation Charges	-	-	-	-	-	23,333	-	23,333
Gain On Franchise Disposals	356	-	-	356	(38,047)	-	-	(38,047)
Adjusted EBITDA	$ 72,432	$ 4,792	$ (213)	$ 77,010	$ 61,027	$ (2,168)	$ (85)	$ 58,774

46

Non-GAAP Reconciliation – Adjusted EBITDA

	Q1 2019				Q1 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ 42,221				$ (2,194)
Provision For Income Taxes				18,935				(1,910)
Income (Loss) Before Taxes	$ 61,156	$ 180	$ (180)	$ 61,156	$ 10,830	$ (14,686)	$ (248)	$ (4,104)
Non-Floor Plan Interest	11,829	433	-	12,262	12,469	389	115	12,973
Depreciation And Amortization	20,824	2,418	-	23,242	22,830	1,666	-	24,496
Stock-Based Compensation Expense	2,814	-	-	2,814	2,962	-	-	2,962
Loss (Gain) On Exit Of Leased Dealerships	(170)	-	-	(170)	4,955	7	109	5,071
Impairment Charges	26	1,926	-	1,952	3,561	82	-	3,643
Long-Term Compensation Charges	-	-	-	-	-	9,189	-	9,189
Gain On Franchise Disposals	(46,750)	-	-	(46,750)	(1,190)	-	-	(1,190)
Adjusted EBITDA	$ 49,729	$ 4,957	$ (180)	$ 54,506	$ 56,417	$ (3,353)	$ (24)	$ 53,040

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)				(In thousands)			
Net Income (Loss)				$ 21,821				$ 61,952
Provision For Income Taxes				9,150				(8,399)
Income (Loss) Before Taxes	$ 37,388	$ (6,196)	$ (221)	$ 30,971	$ 57,822	$ (3,976)	$ (293)	$ 53,553
Non-Floor Plan Interest	12,902	423	89	13,414	12,449	276	123	12,848
Depreciation And Amortization	21,086	2,211	-	23,297	22,639	1,314	-	23,953
Stock-Based Compensation Expense	1,264	-	-	1,264	2,217	-	-	2,217
Loss (Gain) On Exit Of Leased Dealerships	(1,080)	3	89	(988)	23	-	118	141
Impairment Charges	14,053	1,500	-	15,553	6,079	-	-	6,079
Long-Term Compensation Charges	-	-	-	-	-	1,271	-	1,271
Gain On Franchise Disposals	(158)	-	-	(158)	(1,507)	-	(6)	(1,513)
Adjusted EBITDA	$ 85,455	$ (2,059)	$ (43)	$ 83,353	$ 99,722	$ (1,115)	$ (58)	$ 98,549

47

48 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 Q3 2018 Q3 2017

Investor Relations Contacts: Sonic Automotive Inc. (NYSE: SAH) Danny Wieland, Vice President, Investor Relations & Financial Reporting ir@sonicautomotive.com (704) 927-3462 KCSA Strategic Communications David Hanover / Scott Eckstein sonic@kcsa.com (212) 896-1220